Exhibit 10.18


                   AMENDMENT NO. 1 TO STOCK EXCHANGE AGREEMENT


          AMENDMENT NO. 1 TO STOCK EXCHANGE AGREEMENT, dated as of August 22, 2000 and effective as of August 1, 2000 (the "Original Agreement"), by and among ProtoSource Corporation, a corporation existing under the laws of California (the "Purchaser"), Suncoast Automation, Inc., a Delaware corporation (the "Company"), and the shareholders of the Company (collectively the "Sellers")(the "Amendment"). The Amendment is entered into as of January 16, 2001, by and among Purchaser and the Sellers who are signatory hereto.

                              W I T N E S S E T H:
                               - - - - - - - - - -

          WHEREAS, the Sellers owned an aggregate of 143,282 shares of common stock, $0.001 par value (the "Shares") of the Company, which Shares constituted all of the issued and outstanding shares of all classes of capital stock of the Company; and

          WHEREAS, the Sellers exchanged their Shares for an aggregate of 1,303,072 shares (including fees paid in connection therewith) of voting common stock of the Purchaser ("Common Stock"); and

          WHEREAS, in order maintain the Purchaser's listing of its Common Stock on The Nasdaq SmallCap Market ("Nasdaq Market"), certain of the shares of Purchaser Common Stock issued to the Sellers must be returned to the Purchaser until such time, if ever, as the Purchaser shall obtain the approval of its stockholders for the reissuance of such shares.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:


     1. Sellers owning an aggregate of 866,988 shares of Purchaser Common Stock (the "Returned Shares"), as set forth on Schedule A attached hereto, hereby agree that within three business days of the date on which the Purchaser receives notification from The Nasdaq Stock Market, Inc. ("Nasdaq") that the terms of this Amendment are acceptable ("Nasdaq Notice") for the continued inclusion of the Purchaser's Common Stock on the Nasdaq Market, or as soon as practicable thereafter, such Sellers shall deliver duly endorsed certificates representing the Returned Shares to the Purchaser for immediate cancellation.

     2. The Sellers further agree to relinquish all rights to receive additional shares of the Purchaser's Common Stock as may have been required pursuant to the terms of the Original Agreement, including but not limited to Section 2.3 thereof (the "Additional Shares").

     3. The Purchaser undertakes to use its best efforts to cause a preliminary proxy statement to be filed with the Securities and Exchange Commission as soon as practicable after the Nasdaq Notice, which includes a proposal for the approval by the Purchaser's stockholders of the issuance of shares of the Purchaser's Common Stock as set forth in the Original Agreement (the "Proposal"). The record date for voting on the Proposal will be January 25, 2000. The Purchaser further agrees to use its reasonable best efforts to have such proposal approved by its stockholders.

     4. In the event the Proposal is approved by the Purchaser's stockholders, the Purchaser agrees to reissue the Returned Shares to the Sellers, in the names and amounts set forth on Schedule A, within three business days of the date of stockholder approval. Furthermore, the Sellers shall be entitled to receive any and all Additional Shares, as provided by the terms and conditions of the Original Agreement.

     5. The Sellers agree and acknowledge that in the event the Proposal is not approved by the Purchaser's stockholders, the Sellers will not receive any additional shares of Purchaser Common Stock, cash or other consideration in connection with the transactions contemplated by the Original Agreement, whether or not the Purchaser continues to be listed on the Nasdaq Market.

     6. All other terms and conditions of the Original Agreement shall remain in full force and effect. This Amendment shall be construed and interpreted in accordance with the provisions of Section 11 of the Original Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.



                          PROTOSOURCE CORPORATION



                          ------------------------------------------------------
                          By:  William Conis
                          Title: Chief Executive Officer


                          ANDREW, ALEXANDER, WISE & COMPANY, INC.


                          ------------------------------------------------------
                          By:
                          Title:

                          ------------------------------------------------------
                          Kent P. Spears

                          ------------------------------------------------------
                          Mark G. Blanchard

                          ------------------------------------------------------
                          Ted Triantafilu

                          ------------------------------------------------------
                          William Cawley


                          AS TO ESCROWED SHARES ONLY:


                          SOUTH OCEAN LLC


                          ------------------------------------------------------
                          By:  David Jennings

                          SHA CABLE HOLDINGS


                          ------------------------------------------------------
                          By:


                          ------------------------------------------------------
                          Virginia M. Blanchard


                          ------------------------------------------------------
                          Jeanne Jennings


                          ------------------------------------------------------
                          Mike Quale


                          ------------------------------------------------------
                          Jeff Beeko

                          ------------------------------------------------------
                          Glenn Viera


                          ------------------------------------------------------
                          Lisa Viera


                          ------------------------------------------------------
                          Troy Jones


                          ------------------------------------------------------
                          Rick Becker


                          ------------------------------------------------------
                          Robert Bradley


                          ------------------------------------------------------
                          Guy Ashley


                          ------------------------------------------------------
                          George Teichner


                          ------------------------------------------------------
                          Arthur Shinensky

                                   SCHEDULE A


Name                                        Shares
----                                        ------

Mark Blanchard                              335,657
Kent Spears                                 335,657
Ted Triantafilu                              63,562
Andrew, Alexander
   Wise & Co., Inc.                          31,184
Escrowed Shares                              61,949
William Cawley                               38,979

  Total                                     866,988